SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________

Date of report: January 31, 2008
(Date of earliest event reported)

PERVASIP CORP.
(Exact name of Registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

0-4465	13-2511270
(Commission File No.)	(I.R.S. Employer Identification No.)

75 South Broadway, Suite 302
White Plains, New York 10601
(Address of principal executive offices; zip code)

(914) 682-0214
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17
CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors

                        On January 31, 2008, S. Miller Williams and Gayle Greer resigned from the
                        Company’s board of directors. The board has elected Mark Richards, President and Chief Information Officer of VoX Communications Corp., a wholly owned subsidiary of the Company, to fill one of the vacancies.

                        Mr. Richards, 48, has served as the President and Chief Information Officer of
                        VoX Communications Corp. since October 2004. From January 2004 to October
                        2004, Mr. Richards served as the Chief Operating Officer of a Voice over Internet
                        Protocol carrier, Volo Communications. Prior to January 2004, he served as the acting Chief Executive Officer of Epicus Communications, a competitive local exchange carrier.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIP CORP.

Date: February 6, 2008	By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer